                                                                    Exhibit 32.1

A signed original of this written statement required by Section 906 has been provided to ProAssurance Corporation and will be retained by ProAssurance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ProAssurance Corporation (the "Company") on Form 10-Q for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Derrill Crowe, M.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                      /s/ A. Derrill Crowe, M.D
                                                      -------------------------
                                                      A. Derrill Crowe, M.D.
                                                      Chief Executive Officer

November 8, 2005